Exhibit 99.1

WisdomTree Adopts Limited Duration Stockholder Rights Plan

Stockholders to Vote on Rights Plan at 2023 Annual Meeting

NEW YORK, NY – (BUSINESS WIRE) – March 17, 2023 – WisdomTree, Inc. (NYSE: WT) (“WisdomTree” or the “Company”), a global financial innovator, today announced that its Board of Directors (the “Board”) adopted a limited duration stockholder rights plan (the “rights plan”).

The rights plan is intended to protect WisdomTree and its stockholders from efforts by a single stockholder or group of stockholders to obtain control of WisdomTree without paying a control premium. The rights plan is similar to other rights plans adopted by publicly held companies and is intended to promote the fair and equal treatment of all stockholders and to allow stockholders to realize the long-term value of their investment.

The rights plan is substantially similar to the rights plan that the Company adopted last year, and provides several recognized stockholder protections, including the following:

•

The rights plan will automatically expire on the day after the Company’s 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”), unless approved by stockholders at the 2023 Annual Meeting, in which case it will expire in one year, on March 16, 2024;

•	The rights will be exercisable only if any person (or any persons acting as a group) acquires 10% (or 20% in the case of passive stockholders) or more of the Company’s outstanding common stock;

•

The rights plan has an exception for offers made for all shares of the Company that treat all stockholders equally, including a qualifying offer clause that provides stockholders the ability to call a special meeting for purposes of exempting a “qualifying offer;”

•	The rights plan does not contain any dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors to redeem the rights; and

•	The rights plan does not preclude the Board from considering an offer that recognizes the full value of the Company.

Additional Information on Stockholder Rights Plan

Pursuant to the rights plan, WisdomTree declared a dividend distribution of one preferred share purchase right on each outstanding share of the Company’s common stock and 1,000 preferred share purchase rights on each outstanding share of the Company’s Series A Non-Voting Convertible Preferred Stock. The record date for the dividend distribution is March 28, 2023. Initially, the rights will not be exercisable and will trade with the shares of WisdomTree common stock and Series A Preferred Stock. The rights generally will become exercisable if a person or group becomes an “acquiring person” by acquiring 10% (or 20% in the case of passive stockholders) or more of the common stock of WisdomTree (which includes stock subject to a derivative transaction or an acquired derivative security) or if a person or group commences a tender offer that could result in that person or group becoming an “acquiring person.” If a person or group becomes an “acquiring person,” each holder of a right (other than the acquiring person) would be entitled to purchase, at the then-current exercise price, such number of shares of common stock (or, subject to the terms of the rights plan, shares of preferred stock that are equivalent to shares of WisdomTree common stock) having a value of twice the exercise price of the right. If WisdomTree is acquired in a merger or other business combination transaction after any such event, each holder of a right would then be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s common stock having a value of twice the exercise price of the right.

A person or group who beneficially owned 10% or more (or 20% or more in the case of passive stockholders) of WisdomTree’s outstanding common stock prior to the first public announcement by WisdomTree of the adoption of the rights plan will not trigger the rights plan so long as they do not acquire beneficial ownership of any additional shares of common stock at a time when they still beneficially own 10% or more (or 20% or more in the case of passive stockholders) of such common stock, subject to certain exceptions as set forth in the rights plan.

The rights plan will expire on the day after the 2023 Annual Meeting, unless approved by stockholders at the 2023 Annual Meeting, in which case it will expire in one year, on March 16, 2024. The date of the 2023 Annual Meeting has not yet been announced. The rights plan contains a qualifying offer clause that provides stockholders the ability to call a special meeting for purposes of exempting a “qualifying offer.”

Further details about the rights plan will be contained in a Current Report on Form 8-K and in a Registration Statement on Form 8-A that WisdomTree will file with the U.S. Securities and Exchange Commission (“SEC”).

Advisors

BofA Securities is serving as financial advisor, and Goodwin Procter LLP is serving as legal counsel to WisdomTree. Innisfree M&A is serving as proxy solicitor and H/Advisors Abernathy is serving as strategic communications advisor.

About WisdomTree

WisdomTree is a global financial innovator, offering a well-diversified suite of exchange-traded products (ETPs), models and solutions. We empower investors to shape their future and support financial professionals to better serve their clients and grow their businesses. WisdomTree is leveraging the latest financial infrastructure to create products that provide access, transparency and an enhanced user experience. Building on our heritage of innovation, we are also developing next-generation digital products and structures, including digital funds and tokenized assets, as well as our blockchain-native digital wallet, WisdomTree Prime™.

WisdomTree currently has approximately $87.0 billion in assets under management globally.

WisdomTree® is the marketing name for WisdomTree, Inc. and its subsidiaries worldwide.

Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the anticipated benefits and expected consequences of the rights plan that WisdomTree has adopted. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” and similar expressions. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the effectiveness of the rights plan in providing the Board of Directors with time to make informed decisions that are in the best long-term interests of WisdomTree and its stockholders, and other risk factors discussed from time to time in our filings with the SEC, including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on February 28, 2023, and in subsequent reports filed with or furnished to the SEC. WisdomTree assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

Important Additional Information and Where to Find It

WisdomTree intends to file a proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from WisdomTree stockholders for WisdomTree’s 2023 Annual Meeting. WISDOMTREE STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ WISDOMTREE’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING WHITE PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement and other documents that WisdomTree files with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “SEC Filings” section of WisdomTree’s Investor Relations website at http://ir.wisdomtree.com/ or by contacting Jeremy Campbell, Head of Investor Relations, at jeremy.campbell@wisdomtree.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in the Solicitation

WisdomTree, its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from WisdomTree stockholders by WisdomTree in connection with matters to be considered at WisdomTree’s 2023 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of WisdomTree’s directors and executive officers, in WisdomTree is included in WisdomTree’s definitive proxy statement on Schedule 14A for its 2022 annual meeting of stockholders, filed with the SEC on June 10, 2022, WisdomTree’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 28, 2023, and in WisdomTree’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of WisdomTree’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership of Securities on Form 5. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in WisdomTree will be set forth in WisdomTree’s definitive proxy statement for WisdomTree’s 2023 Annual Meeting and other relevant documents to be filed with the SEC, if and when they become available.

Contact Information

Investor Relations

WisdomTree, Inc.

Jeremy Campbell

+1.646.522.2602

jeremy.campbell@wisdomtree.com

or

Innisfree M&A Incorporated

Scott Winter / Jonathan Salzberger

+1.212.750.5833

swinter@innisfreema.com / jsalzberger@innisfreema.com

Media Relations

WisdomTree, Inc.

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com

or

H/Advisors Abernathy

Jeremy Jacobs / Dana Gorman

+1 202.774.5600 / +1.212.371.5999

jeremy.jacobs@h-advisors.global / dana.gorman@h-advisors.global

Category: Business Update